EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the accompanying Quarterly Report of American Homestar Corporation (the "Company") on Form 10-Q for the quarter ended September 26, 2003, as amended, (the "Report"), I, Finis F. Teeter, Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), as applicable; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  December 30, 2003                /s/  Finis  F.  Teeter
                                         ----------------------------------
                                         Finis  F.  Teeter,
                                         Chief  Executive  Officer




                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the accompanying Quarterly Report of American Homestar Corporation (the "Company") on Form 10-Q for the quarter ended September 26, 2003, as amended, (the "Report"), I, Craig A. Reynolds, Chief Financial Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), as applicable; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  December 30, 2003                     /s/  Craig  A.  Reynolds
                                              ---------------------------------
                                              Craig  A.  Reynolds,
                                              Chief  Financial  Officer



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